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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report August 19, 1998
                       ---------------------------------
                       (Date of earliest event reported)

                         NeXstar Pharmaceuticals, Inc.
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             (Exact name of registrant as specified in its charter)

    Delaware                       0-23012                     84-1173453
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(State or other                (Commission File              (IRS Employer
jurisdiction of                    Number)                 Identification No.)
 incorporation)

2860 Wilderness Place        Boulder, CO                         80301
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(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number, including area code:   (303) 444-5893
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                                       NA
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Item 5.     Other Events
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     On August 19, 1998, the Registrant announced that its Board of Directors is actively evaluating the spin out to its stockholders of its drug discovery organization. If the spin out occurs, it would divide the Registrant into two publicly traded companies. Related to the decision, the Registrant announced the resignation of Patrick J. Mahaffy as president, chief executive officer and director. Mr. Mahaffy will continue to act as a consultant to the Registrant.

     A copy of the press release issued by the Company in connection with this announcement is set forth as Exhibit 1 hereto and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits
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Exhibit 1 -- Press Release dated August 19, 1998.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NeXstar Pharmaceuticals, Inc.



                                   By: /s/ Michael E. Hart
                                      --------------------------------
                                      Michael E. Hart
                                      Vice President and Chief Financial
                                        Officer

                             Dated: August 19, 1998
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                                 EXHIBIT INDEX


Exhibit No.                       Description                          Page
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    1                 Press Release dated August 19, 1998.